Financial Risk Management Objectives	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Instruments [Abstract]
Financial Risk Management Objectives

27.    FINANCIAL RISK MANAGEMENT OBJECTIVES

Financial risks are those derived from financial instruments our Company is exposed to during or at the closing of each fiscal year. The objective of our Company’s financial risk management is to minimize its risk exposure against various financial risks, which include market risk, credit risk and liquidity risk. Our Company uses derivative instruments to cover certain risks when it considers them necessary. It is our Company’s policy that no trading in derivatives for speculative purposes shall be undertaken.

Our Company manages its exposure to key financial risks, as described in the succeeding paragraphs.

27(a)Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise four types of risk: interest rate risk, equity price risk, foreign currency risk and commodity price risk. Financial instruments affected by market risk include loans and borrowings, financial instruments at fair value through profit or loss, and financial instruments at fair value through other comprehensive income.

The sensitivity analysis in the following sections relate to the position as of December 31, 2021 and 2020.

The analysis excludes the impact of movements in market variables on the carrying value of other post-retirement obligations provisions and on the non-financial assets and liabilities of foreign operations.

(i)	Interest rate risk

Our Company’s exposure to interest rate risk arises from borrowing at floating interest rates. Changes in interest rate will affect future cash flows but not the fair value. Less than 46% of our Company’s financial liabilities bear floating interest rate, and the rest of its financial liabilities bear fixed interest rate which are close to the market rate or are non-interest bearing.

At the reporting dates, a change of 30 basis points of interest rate in a reporting period could cause the profit for the years ended December 31, 2021 and 2020 to increase/decrease by $168 and $54, respectively.

(ii)	Equity price risk

Our Company’s exposure to equity price risk arises from unquoted instrument held by our Company and classified in the balance sheet as non-current financial assets at fair value through other comprehensive income.

The fair value and the sensitivity analysis of the held equity instrument are disclosed in Note 11(d).

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(a)Market risk (continued)

(iii)	Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Our Company’s exposure to the risk of changes in foreign exchange rates arise from sales, purchases and borrowings by operating units in currencies other than the unit’s functional currency. Our Company’s principal operations are located in Thailand, the PRC, Singapore and Australia and a substantial portion of its revenues are denominated in Thai Baht, RMB, Australian dollars or Singapore dollars, whereas a substantial portion of our Company’s cost of sales are denominated in U.S. dollars, its reporting currency. Any devaluation of the functional currencies of our Company’s principal subsidiaries against the U.S. dollar would likely have an adverse impact on the operations of our Company. Management monitors the foreign exchange exposure and will consider hedging significant foreign currency exposure should the need arise.(refer to NTA-11(c)(ii))

The balance of financial assets and liabilities denominated in a currency different from our Company’s each functional currency are summarized below.

	Financial Assets		Financial Liabilities
	As of December 31,		As of December 31
	2021	2020	2021	2020
United States dollar (USD)	15,304	10,025	58,526	7,501
Thai Baht (THB)	326	13,241	30	30
Singapore dollar (SGD)	130	113	6	6
Taiwan dollar (TWD)	9,929	3,357	5,104	4,820
Renminbi (RMB)	18	18	—	—
Hong Kong dollar (HKD)	10,678	8,017	28	28
Euro (EUR)	125	249	519	413

Foreign currency sensitivity

The following table demonstrates the sensitivity of our Company’s profit before tax and equity to a reasonably possible change of each foreign currency exchange rates against all other non-functional currencies, with all other variables held constant.

	Change rate	USD	THB	SGD	TWD	HKD	EUR

2021	5%	(2,161)	—	5	9	68	(22)
	-5%	2,161	—	(5)	(9)	(68)	22
	5%	126	22	4	(3)	52	(10)
2020	-5%	(126)	(22)	(4)	3	(52)	10

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(a)Market risk (continued)

(iv)	Commodity price risk

Our Company is affected by the volatility of certain commodities. Copper is the principal raw material used by our Company. Our Company purchases copper at price closely related to the prevailing international spot market on the London Metal Exchange for copper. The price of copper is influenced heavily by global supply and demand as well as speculative trading. Consequently, a change in the price of copper will have a direct effect on our Company’s cost of sales.  Our Company does not use derivative instruments to hedge the price risk associated with the purchase of this commodity.  However, we cover some of these risks through long-term purchase contracts.

Commodity price sensitivity

The following table shows the potential effect of price changes in copper.

	Change in year-end price	Effect on profit before tax	Effect on equity
	US$’000	US$’000	US$’000
2021
Copper	+95%	26,926	N/A
	-95%	(26,926)	N/A
2020	+28%	5,398	N/A
Copper	-28%	(5,398)	N/A

On average, copper composes around 75% and 83% of the product cost in 2021 and 2020, respectively. The above sensitivity analysis is based on the most significant fluctuation rate of the month in 2021 as compared to the same month in 2020 and the most significant fluctuation rate of the month in 2020 as compared to the same month in 2019 and one month manufacturing lead time to estimate its impact on profit before tax in 2021 and 2020, respectively.

27(b)Credit risk

Credit risk arises from cash and cash equivalents, bank deposits, foreign currency forward contracts, trade receivables, contract assets, other receivables excluding bank deposits, and amounts due from related parties. Our Company’s exposure to credit risk arises from default of counterparty, with maximum exposure equal to the carrying amount of these financial instruments.

(i)	Risk management

Our Company maintains cash and cash equivalents, as well as bank deposits with various financial institutions located in Singapore, Thailand, Australia, Hong Kong and the People’s Republic of China. Our Company’s policy is designed to limit its exposure to any one institution. Our Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in our Company’s investment strategy.

Foreign currency forward contracts are only used for economic hedging purposes and not as speculative investments. The counterparties on these forward contracts are banks with international operations and good credit quality.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(b)Credit risk (continued)

Concentrations of credit risk with respect to trade receivables and contract assets are limited due to the large number of entities comprising our Company’s customer base. Our Company analysis the credit risk for each of the new clients before credit limits are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Our Company carefully assesses the financial strength of its customers and generally does not require any collateral. Compliances with credit limits are monitored, and exceptions beyond a certain threshold are discussed regularly. Customers’ credit terms are extend over time only when they establish good payment patterns with our Company. Other receivables excluding bank deposits mainly contain doubtful receivables from customers. Our Company obtained collateral in respect of those material receivables, and performed the valuation of the collateral.

Our Company enters into transactions with related parties in the ordinary course of its business. Refer to Note 24(c) for our Company’s general credit risk management practices.

(ii)	Definition of default

Our Company considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that financial assets that meet either of the following criteria are generally not recoverable:

►	when there is a breach of financial covenants by the debtor; or
►

information developed internally or obtained from external sources indicates that the debtor is unlikely to pay its creditors, including our Company, in full (without taking into account any collateral held by our Company).

(iii)	Measurement and recognition of expected credit losses

Our Company recognizes a loss allowance for expected credit losses on trade receivables and contract assets by using a provision matrix. Refer to Note 12(c) for the approach used to measure expected credit losses of trade receivables, Note 12(b) for the loss allowance recognized, and Note 12(a) for changes in the loss allowance on trade receivables. While contract assets are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

Our Company applies the general approach for all other financial assets that are subject to the expected credit loss model. The expected credit losses of the respective financial instruments for the years ended December 31, 2021 and 2020 were immaterial. While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified impairment loss was also immaterial.

(iv)	Write off policy

Financial instruments are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with our Company, and a failure to make contractual payments for a period of greater than generally 90 days past due.

(v)	Concentrations of credit risk

As of December 31, 2021 and 2020, trade receivables from one customer represented 15.53% and 14.76% of total trade receivables of our Company, respectively. The credit concentration risk of other trade receivables is insignificant.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(c)Liquidity risk

Liquidity risk arises from the financial liabilities of our Company and their subsequent ability to meet obligations to repay their financial liabilities as and when they fall due. Management manages our Company’s liquidity risk by closely monitoring cash flow from the operations. Our Company has about $45 million in cash and cash equivalents, $153 million in unutilized amounts of bank loans, and the total financial liabilities is $126 million at the reporting date, which for financial assets and liabilities results in a net asset position. Liquidity risk is considered not high as of December 31, 2021.  Refer to Note 29 for development subsequent to year end.

The table below summarizes the maturity profile of our Company’s financial liabilities based on contractual undiscounted payment obligations.

	< 1 year	2 to 3 years	4 to 5 years	> 5 years	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
As of December 31, 2021
Financial liabilities
Interest-bearing loans and borrowings	62,295	428	428	3,626	66,777
Trade and other payables	44,784	—	—	—	44,784
Due to related parties	11,865	—	—	—	11,865
Lease liability	637	925	412	764	2,738
	119,581	1,353	840	4,390	126,164

As of December 31, 2020
Financial liabilities
Interest-bearing loans and borrowings	10,279	462	463	4,224	15,428
Trade and other payables	27,370	—	—	—	27,370
Due to related parties	10,620	—	—	—	10,620
Lease liability	613	584	431	993	2,621
	48,882	1,046	894	5,217	56,039

27(d)Capital management

The primary objectives of our Company’s capital management are to safeguard our Company’s ability to continue as a going concern and maintain healthy capital ratios in order to support its business, maximize shareholders’ value and to maintain an optimal capital structure to reduce the cost of capital.

Our Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions and the risks characteristics of the underlying assets. To maintain or adjust the capital structure, our Company may adjust the dividend payment to shareholders, return capital to shareholders, issue new shares or conduct stock repurchase programs. Our Company is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2021 and 2020.

27.	FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(d)Capital management (continued)

In line with industry practices, our Company monitors capital using a gearing ratio, which is net debt divided by total capital plus net debt. Our Company includes within net debt, interest bearing loans and borrowings, trade and other payables, less cash and cash equivalents.

	As of December 31,
	2021	2020
	US$’000	US$’000
Interest bearing loans and borrowings	65,387	13,781
Trade and other payables	44,784	27,370
Less: cash and cash equivalents	(44,507)	(52,237)
Net debt	65,664	(11,086)
Total Equity	209,317	234,875
Capital and net debt	274,981	223,789
Gearing ratio	23.9%	0.0%

Our Company has no direct business operations other than its ownership of the capital stock of its subsidiaries and equity investees holdings. As a holding company, our Company’s ability to pay dividends, as well as to meet its other obligations, depends upon the amount of distributions, if any, received from our Company’s operating subsidiaries and other holdings and investments.  Our Company’s operating subsidiaries and other holdings and investments, from time to time, may be subject to restrictions on their ability to make distributions to our Company, including as a result of restrictive covenants contained in loan agreements, restrictions on the conversion of local currency earnings into U.S. dollars or other hard currency and other regulatory restrictions.  For example, PRC legal restrictions permit payments of dividends by our business entities in PRC only out of their retained earnings, if any, determined in accordance with relevant PRC accounting standards and regulations.  Under PRC law, such entities are also required to set aside a portion of their net income each year to fund certain reserve funds.  These reserves are not distributable as cash dividends.  The foregoing restrictions may also affect our Company’s ability to fund operations of one subsidiary with dividends and other payments received from another subsidiary.

27(e)Collateral

The credit lines of our Company were collateralized by:

(i)	Mortgage of our Company’s land, buildings, machinery and equipment, investment properties and land use rights with a total carrying amount of $7,030 at December 31, 2021 (2020: $15,078);
(ii)	Pledge of other receivables of $1,109 at December 31, 2021 (2020: $1,363) ;
(iii)	Corporate guarantee issued by APWC.
(iv)	A trading facility was secured by all the assets with total carrying amount of $33,940 of a subsidiary as of December 31, 2021 (2020: $ 31,989).
(v)	Our Company used Sigma Cable Company (Private) Limited’s (“Sigma Cable”) stocks as the collateral for the loan from Pacific Electronic Wire and Cable Co., Ltd. (PEWC).

The weighted average interest rates on bank loans and overdrafts as of December 31, 2021 and 2020 were 2.15% and 2.07% per annum, respectively.

27.     FINANCIAL RISK MANAGEMENT OBJECTIVES (continued)

27(f)     COVID-19

The global spread of the Coronavirus Disease 2019 (“COVID-19”), including more recently the highly transmissible Delta and Omicron variants thereof, has been impacting worldwide economic activity and financial markets. We are facing significant adverse effects related to the spread of COVID-19, and the recent developments surrounding the global pandemic have had, and are expected to continue to have, significant adverse effects on our business, financial condition, results of operations, and cash flows.

Our operation and production have been affected and disrupted by the outbreak of COVID-19. From April 7, 2020 to June 1, 2020, our Singapore operating units operated with reduced on site staff and approximately half of the employees worked from home due to a partial lockdown implemented by Singapore government. In the first half of 2020, our China production facilities had been operating below normal production levels due to the mandatory measures instituted in response to COVID-19. Starting from the third quarter of 2020 we were able to resume manufacturing activities in China and Singapore. However, our operating units were subject to temporary operation adjustments in 2020 and 2021 pursuant to local emergency regulations, with an adverse impact on our results of operations. While the overall COVID-19 situation appears to have improved in countries that have rolled out vaccination campaigns, our business and operating results may be negatively impacted if the virus worsens or mutates, if vaccination efforts are unsuccessful, or if further restrictions are implemented to contain the coronavirus.

COVID-19 has affected and disrupted our operations and the operations of our suppliers, customers, and other business partners, including as a result of travel restrictions, business shutdowns, and other COVID-19 containment measures. A slowdown in economic activity as a result of COVID-19 has also resulted in, and could continue to result in, a reduction in demand for our products. In addition, COVID-19 has delayed the fulfillment of contracts with our customers, causing negative impacts on our liquidity and ability to generate cash flows. If we are not able to expand or extend lines of credit from banks, we may negotiate business terms with our suppliers to meet our liquidity needs.

In order to protect the employees from COVID-19, our Company has taken measures to protect its employees, including temperature checks before entering the workplace, mandatory mask-wearing, social distancing, and work from home. We have also implemented staggered work hours to lower the risk that our employees might get infected on public transportations if they commute during peak hours. We are facing increased operational challenges as we take measures to support and protect employee health and safety. In particular, our remote work arrangements, coupled with stay-at-home orders and quarantines, pose challenges to our employees and our IT systems, and the extension of remote work arrangements could introduce operational risk, including cyber security and IT systems management risks, and impair our ability to manage our business.

As COVID-19 may continue to adversely affect our business operations and financial results, we would also expect the heightening of many of the other risks described in the risk factors in our Annual Report on Form 20-F for the year ended December 31, 2021. Further, COVID-19 may also affect our operations and financial results in a manner that is not presently known to us or we currently do not anticipate. The impact of COVID-19 is constantly changing. Although we are monitoring the situation, the extent to which COVID-19 impacts our business will depend largely on future events outside of our control, including ongoing developments in the pandemic, the success of containment measures, vaccination campaigns and other actions taken by governments around the world, as well as the overall condition and outlook of the global economy.